UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Repor t

Legg Mason

ClearBridge

Equity Income

Builder Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Equity Income Builder Fund

Fund objectives

The Fund’s principal investment objective is to provide a high level of current income. The Fund’s secondary objective is long-term capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason ClearBridge Equity Income Builder Fund for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 27, 2012

Legg Mason ClearBridge Equity Income Builder Fund	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold,

IV	Legg Mason ClearBridge Equity Income Builder Fund

Investment commentary (cont’d)

saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide a high level of current income with a secondary objective of long-term capital appreciation. We believe that high-quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment. Our philosophy tends to focus on identifying companies that demonstrate industry leadership or that are improving their competitive position through innovation. We typically emphasize dividend-paying equity securities, with current dividend levels being the main focus and dividend growth over time being secondary. The Fund may invest in issuers of any size.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities or other investments with similar economic characteristics. A significant portion of the Fund’s portfolio consists of equity securities that pay dividends. The Fund may invest up to 50% of its net assets in equity securities of foreign issuers. The foreign issuers in which the Fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion.

The Fund may invest in fixed-income securities (up to 20% of the Fund’s net assets) when we believe such securities provide attractive income opportunities. The Fund may invest in fixed-income securities of any quality, including lower-rated, higher-yielding debt securities. While the Fund mainly invests in equity securities that pay a dividend, its flexible mandate provides us with an extended set of investment opportunities to help generate current income.

Q. What were the overall market conditions during the Fund’s reporting period?

A. It’s our view that the biggest issue for the markets over the past year was not the jobless rate, the European debt crisis, or the possible slowdown in China. Rather, it was the remarkable and disturbing volatility of all the financial markets that was most responsible for keeping both individuals and professional investors either very cautious and/or out of stocks entirely. According to the best information we can gather, the last time volatility was as high as it was during the reporting period was in the 1930s.

While the economy was not as dire as it was eighty years ago, clearly this ongoing recession, which is the product of the collapse of a world-wide debt bubble, has had more in common with the 1930s than with any other post-World War II contraction. We believe that the removal of certain safeguards and reforms from the Great Depression has contributed greatly to the wild market fluctuations and the resulting anxieties. In particular, we think the overturn of the Glass-Steagall Act’s banking regulations, the abolition of the uptick rule on short selling, and sophisticated rapid computer trading that can exacerbate market moves are responsible agents for much of the equity market volatility. This volatility, combined with the ominous headlines out of Europe, has sent potential investors fleeing to the safety of minimal return Treasury securities.

For the first time since the 1950s, high-quality stocks have offered greater up-front yields than fixed-income securities. As a result of the decade-long economic and stock market malaise, valuations on many stocks have been quite reasonable, one of the reasons that, despite the rash of bad news in 2011, the popular stock averages have not caved in. Despite yields that are attractive on both an absolute and relative

2	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Fund overview (cont’d)

basis, and despite attractive valuations, investors continued to abandon the market.

Q. How did we respond to these changing market conditions?

A. Given all of the turmoil in the world, our main themes over the period and beyond have been to emphasize what we believe are high-quality stocks and dividend growth. We saw no reasons to change those approaches during the period. We continued to feel that high-quality stocks with the ability to pay a rising stream of dividends, despite stomach-churning dips, have remained the asset category of choice in a very difficult environment.

Performance review

For the twelve months ended December 31, 2011, Class A shares of Legg Mason ClearBridge Equity Income Builder Fund, excluding sales charges, returned 7.14%. The Fund’s unmanaged benchmark, the Russell 3000 Value Indexi, returned -0.10% for the same period. The Lipper Equity Income Funds Category Average1 returned 3.07% over the same time frame.

Performance Snapshot as of December 31, 2011 (unaudited)
(excluding sales charges)	6 Months	12 Months
Legg Mason ClearBridge Equity Income Builder Fund:
Class 1[2]	1.16%	N/A
Class A	1.03%	7.14%
Class B3	0.71%	6.38%
Class C	0.63%	6.28%
Class I	1.25%	7.51%
Russell 3000 Value Index	-5.52%	-0.10%
Lipper Equity Income Funds Category Average[1]	-3.12%	3.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 300 funds for the six-month period and among the 285 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	3

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance information for the twelve-month period is not provided for Class 1 shares as this share class commenced operations on April 29, 2011.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated April 29, 2011, as supplemented on August 10, 2011, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 1.02%, 1.30%, 1.93%, 2.00% and 0.89%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.15% for Class A shares, 1.82% for Class B shares, 1.95% for Class C shares and 0.83% for Class I shares. In addition, the total annual operating expenses for Class 1 shares are expected to be at least 0.25% lower than those for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in eight out of ten economic sectors during the reporting period, with the greatest contributions to returns coming from the Energy, Utilities and Consumer Staples sectors.

Relative to the benchmark Russell 3000 Value Index, both the Fund’s overall stock selection and its overall sector allocation contributed to its performance for the period. In particular, the Fund’s stock selection in the Information Technology (“IT”), Energy, Financials, Health Care, Telecommunication Services, Industrials, Consumer Discretionary, Materials and Consumer Staples sectors made significant contributions to relative performance for the period. As for allocation, underweights to the Financials and Energy sectors and overweights to the Consumer Staples and Utilities sectors also significantly aided relative performance.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Bristol-Myers Squibb Co. in the Health Care sector, Kimberly-Clark Corp. in the Consumer Staples sector, and Exxon Mobil Corp., Spectra Energy Corp. and Chevron Corp., all in the Energy sector.

Q. What were the leading detractors from performance?

A. On an absolute basis, the Fund had losses in two out of ten sectors during the reporting period, with the Financials and Materials sectors detracting from performance.

Relative to the benchmark Russell 3000 Value Index, the Fund’s underweight to the Health Care sector and its overweight to the IT sector both detracted from performance for the period.

In terms of individual Fund holdings, leading detractors from performance for the period included positions in First Niagara Financial Group Inc., JPMorgan Chase & Co. and MetLife Inc., all in the Financials sector, Xerox Corp. in the IT sector, and General Motors Co. in the Consumer Discretionary sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period, we established a number of new positions,

4	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Fund overview (cont’d)

with some of the largest in National Grid PLC, UGI Corp. and Brookfield Infrastructure Partners L.P. in the Utilities sector, Anheuser-Busch InBev N.V. ADR in the Consumer Staples sector, Berkshire Hathaway Inc. Class B and Wells Fargo & Co. in the Financials sector, Comcast Corp. Class A Special in the Consumer Discretionary sector, Google Inc. Class A and QUALCOMM Inc. in the IT sector, and International Paper Co. in the Materials sector.

We also closed a number of existing positions, including those in Total S.A. ADR in the Energy sector, McDonald’s Corp. and Reed Elsevier PLC in the Consumer Discretionary sector, El Paso Corp. and Great Plains Energy Inc. in the Utilities sector, CVS Caremark Corp. in the Consumer Staples sector, GlaxoSmithKline PLC ADR in the Health Care sector, Alexander & Baldwin Inc. in the Industrials sector, International Business Machines Corp. in the IT sector, and Nucor Corp. in the Materials sector.

Thank you for your investment in Legg Mason ClearBridge Equity Income Builder Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Advisors, LLC

Harry D. “Hersh” Cohen

Portfolio Manager

ClearBridge Advisors, LLC

Peter Vanderlee, CFA

Portfolio Manager

ClearBridge Advisors, LLC

January 17, 2012

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Investments in fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	5

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (3.4%), Procter & Gamble Co. (3.0%), Waste Management Inc. (3.0%), Microsoft Corp. (2.7%), Kimberly-Clark Corp. (2.7%), H.J. Heinz Co. (2.6%), Wal-Mart Stores Inc. (2.5%), Bristol-Myers Squibb Co. (2.5%), Apple Inc. (2.4%) and Chevron Corp. (2.3%). Please refer to pages 10 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Information Technology (15.1%), Financials (14.3%), Consumer Staples (12.8%), Industrials (11.8%) and Energy (9.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

6	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2011 and December 31, 2010. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	1.16%	$1,000.00	$1,011.60	0.90%	$4.56	Class 1	5.00%	$1,000.00	$1,020.67	0.90%	$4.58
Class A	1.03	1,000.00	1,010.30	1.15	5.83	Class A	5.00	1,000.00	1,019.41	1.15	5.85
Class B	0.71	1,000.00	1,007.10	1.82	9.21	Class B	5.00	1,000.00	1,016.03	1.82	9.25
Class C	0.63	1,000.00	1,006.30	1.95	9.86	Class C	5.00	1,000.00	1,015.37	1.95	9.91
Class I	1.25	1,000.00	1,012.50	0.81	4.11	Class I	5.00	1,000.00	1,021.12	0.81	4.13

[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1†	Class A	Class B	Class C	Class I
Twelve Months Ended 12/31/11	N/A	7.14%	6.38%	6.28%	7.51%
Five Years Ended 12/31/11	N/A	0.63	0.12	-0.17	0.92
Ten Years Ended 12/31/11	N/A	4.81	4.36	4.00	5.17
Inception* through 12/31/11	-0.84%	7.60	9.02	3.38	6.78

With sales charges[2]	Class 1†	Class A	Class B	Class C	Class I
Twelve Months Ended 12/31/11	N/A	0.97%	1.38%	5.28%	7.51%
Five Years Ended 12/31/11	N/A	-0.56	-0.03	-0.17	0.92
Ten Years Ended 12/31/11	N/A	4.19	4.36	4.00	5.17
Inception* through 12/31/11	-0.84%	7.27	9.02	3.38	6.78

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 4/29/11 through 12/31/11)	-0.84%
Class A (12/31/01 through 12/31/11)	60.01
Class B (12/31/01 through 12/31/11)	53.26
Class C (12/31/01 through 12/31/11)	48.04
Class I (12/31/01 through 12/31/11)	65.49

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred; Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C and I shares are April 29, 2011, November 6, 1992, September 16, 1985, June 15, 1998, and February 7,1996, respectively.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason ClearBridge Equity Income Builder Fund vs. Russell 3000 Value Index† —
December 2001 - December 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason ClearBridge Equity Income Builder Fund vs. Russell 3000 Value Index† —
December 2001 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason ClearBridge Equity Income Builder Fund on December 31, 2001, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 3000 Value Index. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than Class A, B, C and I shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other class. Prior to December 7, 2009, the Fund followed different investment strategies under the name “Legg Mason ClearBridge Capital and Income Fund”.

10	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Schedule of investments

December 31, 2011

Legg Mason ClearBridge Equity Income Builder Fund

Security	Shares	Value
Common Stocks — 90.5%
Consumer Discretionary — 7.4%
Auto Components — 1.0%
Johnson Controls Inc.	1,202,020	$37,575,145
Household Durables — 0.6%
Whirlpool Corp.	474,030	22,492,724
Media — 3.0%
Comcast Corp., Special Class A Shares	2,500,000	58,900,000
Time Warner Inc.	1,643,600	59,399,704
Total Media		118,299,704
Specialty Retail — 2.8%
Home Depot Inc.	1,757,830	73,899,173
Staples Inc.	2,532,230	35,172,675
Total Specialty Retail		109,071,848
Total Consumer Discretionary		287,439,421
Consumer Staples — 12.8%
Beverages — 2.0%
Anheuser-Busch InBev NV, ADR	1,275,000	77,762,250
Food & Staples Retailing — 2.6%
FHC Delaware Inc.	28,868	0	*(a)(b)(c)
Wal-Mart Stores Inc.	1,650,000	98,604,000
Total Food & Staples Retailing		98,604,000
Food Products — 2.6%
H.J. Heinz Co.	1,875,000	101,325,000
Household Products — 5.6%
Kimberly-Clark Corp.	1,400,000	102,984,000
Procter & Gamble Co.	1,730,000	115,408,300
Total Household Products		218,392,300
Total Consumer Staples		496,083,550
Energy — 9.2%
Oil, Gas & Consumable Fuels — 9.2%
Chevron Corp.	833,079	88,639,605
ConocoPhillips	286,530	20,879,441
Devon Energy Corp.	575,000	35,650,000
Exxon Mobil Corp.	1,552,109	131,556,759
Spectra Energy Corp.	2,600,000	79,950,000
Total Energy		356,675,805

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	11

Legg Mason ClearBridge Equity Income Builder Fund

Security	Shares	Value
Financials — 12.5%
Capital Markets — 1.3%
BlackRock Inc.	283,220	$50,481,133
Commercial Banks — 1.2%
Wells Fargo & Co.	1,750,000	48,230,000
Diversified Financial Services — 2.2%
Citigroup Inc.	330,000	8,682,300
JPMorgan Chase & Co.	2,288,037	76,077,230
Total Diversified Financial Services		84,759,530
Insurance — 3.9%
Berkshire Hathaway Inc., Class B Shares	900,000	68,670,000	*
Travelers Cos. Inc.	1,392,590	82,399,550
Total Insurance		151,069,550
Real Estate Investment Trusts (REITs) — 1.6%
Annaly Capital Management Inc.	2,159,440	34,464,663
Chimera Investment Corp.	7,000,000	17,570,000
Westfield Group	1,200,000	9,585,684
Total Real Estate Investment Trusts (REITs)		61,620,347
Thrifts & Mortgage Finance — 2.3%
First Niagara Financial Group Inc.	3,924,540	33,868,780
New York Community Bancorp Inc.	1,198,960	14,831,135
People’s United Financial Inc.	3,000,000	38,550,000
Total Thrifts & Mortgage Finance		87,249,915
Total Financials		483,410,475
Health Care — 6.1%
Pharmaceuticals — 6.1%
Bristol-Myers Squibb Co.	2,742,160	96,633,718
Johnson & Johnson	1,261,237	82,711,923
Pfizer Inc.	2,562,260	55,447,306
Total Health Care		234,792,947
Industrials — 11.8%
Aerospace & Defense — 2.8%
Honeywell International Inc.	687,812	37,382,582
Lockheed Martin Corp.	480,000	38,832,000
Raytheon Co.	705,000	34,107,900
Total Aerospace & Defense		110,322,482
Air Freight & Logistics — 1.6%
United Parcel Service Inc., Class B Shares	826,310	60,477,629

See Notes to Financial Statements.

12	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason ClearBridge Equity Income Builder Fund

Security	Shares	Value
Commercial Services & Supplies — 3.0%
Waste Management Inc.	3,500,000	$114,485,000
Industrial Conglomerates — 3.2%
3M Co.	654,300	53,475,939
General Electric Co.	3,075,000	55,073,250
United Technologies Corp.	227,840	16,652,826
Total Industrial Conglomerates		125,202,015
Machinery — 1.2%
Deere & Co.	306,760	23,727,886
Eaton Corp.	500,000	21,765,000
Total Machinery		45,492,886
Total Industrials		455,980,012
Information Technology — 14.0%
Communications Equipment — 1.0%
Comverse Technology Inc.	44,524	299,201
QUALCOMM Inc.	725,000	39,657,500
Total Communications Equipment		39,956,701
Computers & Peripherals — 2.4%
Apple Inc.	230,000	93,150,000	*
Internet Software & Services — 1.5%
Google Inc., Class A Shares	90,000	58,131,000	*
IT Services — 2.5%
Automatic Data Processing Inc.	976,240	52,726,722
Paychex Inc.	1,500,000	45,165,000
Total IT Services		97,891,722
Office Electronics — 1.0%
Xerox Corp.	4,837,000	38,502,520
Semiconductors & Semiconductor Equipment — 2.1%
Intel Corp.	1,724,620	41,822,035
Microchip Technology Inc.	1,034,690	37,900,695
Total Semiconductors & Semiconductor Equipment		79,722,730
Software — 3.5%
Microsoft Corp.	4,105,000	106,565,800
Oracle Corp.	1,115,000	28,599,750
Total Software		135,165,550
Total Information Technology		542,520,223
Materials — 3.9%
Chemicals — 2.1%
E.I. du Pont de Nemours & Co.	930,000	42,575,400

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	13

Legg Mason ClearBridge Equity Income Builder Fund

Security		Shares	Value
Chemicals — continued
PPG Industries Inc.		451,240	$37,674,028
Total Chemicals			80,249,428
Metals & Mining — 0.7%
BHP Billiton PLC, ADR		457,000	26,684,230
Paper & Forest Products — 1.1%
International Paper Co.		1,475,720	43,681,312
Total Materials			150,614,970
Telecommunication Services — 5.6%
Diversified Telecommunication Services — 4.7%
AT&T Inc.		2,688,830	81,310,219
Verizon Communications Inc.		2,100,000	84,252,000
Windstream Corp.		1,425,900	16,740,066
Total Diversified Telecommunication Services			182,302,285
Wireless Telecommunication Services — 0.9%
Vodafone Group PLC, ADR		1,243,286	34,849,307
Total Telecommunication Services			217,151,592
Utilities — 7.2%
Electric Utilities — 2.4%
American Electric Power Co. Inc.		1,500,000	61,965,000
NextEra Energy Inc.		517,820	31,524,882
Total Electric Utilities			93,489,882
Gas Utilities — 1.8%
UGI Corp.		2,400,000	70,560,000
Multi-Utilities — 3.0%
CenterPoint Energy Inc.		1,650,000	33,148,500
National Grid PLC		8,600,000	83,473,750
Total Multi-Utilities			116,622,250
Total Utilities			280,672,132
Total Common Stocks (Cost — $3,522,750,222)			3,505,341,127

	Rate
Convertible Preferred Stocks — 3.0%
Consumer Discretionary — 0.5%
Automobiles — 0.5%
General Motors Co.	4.750%	520,000	17,810,000
Financials — 1.5%
Commercial Banks — 0.5%
Wells Fargo & Co.	7.500%	20,000	21,290,000

See Notes to Financial Statements.

14	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason ClearBridge Equity Income Builder Fund

Security	Rate		Shares	Value
Insurance — 1.0%
Metlife Inc.	5.000%		611,680	$37,691,722
Total Financials				58,981,722
Utilities — 1.0%
Electric Utilities — 1.0%
NextEra Energy Inc.	7.000%		750,000	39,975,000
Total Convertible Preferred Stocks (Cost — $135,614,821)				116,766,722
Master Limited Partnerships — 1.7%
Global Infrastructure — 1.7%
Brookfield Infrastructure Partners LP (Cost — $58,776,090)			2,373,320	65,740,964

		Maturity Date	Face Amount
Asset-Backed Securities — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	$73,417	1	(a)(d)(e)
Sail Net Interest Margin Notes, 2003-BC2A A	7.750%	4/27/33	141,210	1	(a)(d)(e)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	35,690	0	(a)(b)(d)(e)
Total Asset-Backed Securities (Cost — $250,102)				2
Convertible Bonds & Notes — 1.1%
Information Technology — 1.1%
Internet Software & Services — 1.1%
VeriSign Inc., Junior Subordinated Notes (Cost — $36,758,957)	3.250%	8/15/37	36,000,000	43,200,000
Corporate Bonds & Notes — 1.0%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Southern Union Co., Junior Subordinated Notes	3.447%	11/1/66	8,955,000	8,395,313	(f)
Financials — 0.3%
Diversified Financial Services — 0.3%
PPL Capital Funding Inc., Junior Subordinated Notes	6.700%	3/30/67	12,800,000	12,499,955	(f)
Utilities — 0.5%
Electric Utilities — 0.5%
NextEra Energy Capital Holding Inc., Junior Subordinated Notes	6.350%	10/1/66	18,000,000	18,027,216	(f)
Total Corporate Bonds & Notes (Cost — $38,845,509)				38,922,484
Total Investments before Short-Term Investments (Cost — $3,792,995,701)				3,769,971,299

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	15

Legg Mason ClearBridge Equity Income Builder Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 2.5%
Repurchase Agreements — 2.5%
Interest in $137,141,000 joint tri-party repurchase agreement dated 12/30/11 with Deutsche Bank Securities Inc.; Proceeds at maturity — $49,216,273 (Fully collateralized by various U.S. government agency obligations, 0.875% to 2.100% due 2/17/15 to 9/16/21; Market value — $50,200,597)	0.050%	1/3/12	$49,216,000	$49,216,000
Interest in $200,000,000 joint tri-party repurchase agreement dated 12/30/11 with RBS Securities Inc.; Proceeds at maturity — $49,215,273; (Fully collateralized by various U.S. government obligations, 1.375% to 4.375% due 11/30/15 to 11/15/39; Market value — $ 50,199,418)	0.050%	1/3/12	49,215,000	49,215,000
Total Short-Term Investments (Cost — $98,431,000)				98,431,000
Total Investments — 99.8% (Cost — $3,891,426,701#)				3,868,402,299
Other Assets in Excess of Liabilities — 0.2%				8,040,822
Total Net Assets — 100.0%				$3,876,443,121

*	Non-income producing security.

(a)	Illiquid security (unaudited).

(b)	Value is less than $1.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	The coupon payment on these securities is currently in default as of December 31, 2011.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is $3,896,215,371.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

16	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $3,891,426,701)	$3,868,402,299
Foreign currency, at value (Cost — $49)	45
Cash	245
Dividends and interest receivable	12,253,285
Receivable for Fund shares sold	7,055,560
Prepaid expenses	127,745
Total Assets	3,887,839,179

Liabilities:
Payable for Fund shares repurchased	5,514,759
Investment management fee payable	1,983,763
Service and/or distribution fees payable	752,184
Trustees’ fees payable	48,485
Accrued expenses	3,096,867
Total Liabilities	11,396,058
Total Net Assets	$3,876,443,121

Net Assets:
Par value (Note 7)	$2,923
Paid-in capital in excess of par value	4,445,100,189
Undistributed net investment income	4,419,478
Accumulated net realized loss on investments and foreign currency transactions	(550,035,475)
Net unrealized depreciation on investments and foreign currencies	(23,043,994)
Total Net Assets	$3,876,443,121

Shares Outstanding:
Class 1	92,856,855
Class A	155,759,578
Class B	15,048,735
Class C	18,152,232
Class I	10,502,516

Net Asset Value:
Class 1 (and redemption price)	$13.27
Class A (and redemption price)	$13.27
Class B*	$13.07
Class C*	$13.12
Class I (and redemption price)	$13.55
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.08

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	17

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$113,883,595
Interest	12,765,151
Less: Foreign taxes withheld	(734,143)
Total Investment Income	125,914,603

Expenses:
Investment management fee (Note 2)	23,020,361
Transfer agent fees (Note 5)	8,759,517
Service and/or distribution fees (Notes 2 and 5)	8,421,372
Trustees’ fees	251,383
Fund accounting fees	247,676
Registration fees	132,058
Shareholder reports	95,783
Audit and tax	68,700
Legal fees	50,462
Insurance	43,866
Custody fees	29,528
Miscellaneous expenses	16,249
Total Expenses	41,136,955
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(3,608,999)
Net Expenses	37,527,956
Net Investment Income	88,386,647

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	200,509,052
Foreign currency transactions	(18,401)
Net Realized Gain	200,490,651
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(181,810,019)
Foreign currencies	(19,589)
Change in Net Unrealized Appreciation (Depreciation)	(181,829,608)
Net Gain on Investments and Foreign Currency Transactions	18,661,043
Increase in Net Assets From Operations	$107,047,690

See Notes to Financial Statements.

18	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$88,386,647	$56,370,501
Net realized gain	200,490,651	150,320,066
Change in net unrealized appreciation (depreciation)	(181,829,608)	(12,021,474)
Proceeds from settlement of a regulatory matter	—	3,864,822	†
Increase in Net Assets From Operations	107,047,690	198,533,915

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(98,902,436)	(62,207,069)
Decrease in Net Assets From Distributions to Shareholders	(98,902,436)	(62,207,069)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	617,024,180	207,622,395
Reinvestment of distributions	97,107,344	60,471,141
Cost of shares repurchased	(625,295,639)	(440,480,040)
Net assets of shares issued in connection with merger (Note 8)	1,975,205,337	—
Increase (Decrease) in Net Assets From Fund Share Transactions	2,064,041,222	(172,386,504)
Increase (Decrease) in Net Assets	2,072,186,476	(36,059,658)

Net Assets:
Beginning of year	1,804,256,645	1,840,316,303
End of year*	$3,876,443,121	$1,804,256,645
* Includes undistributed net investment income of:	$4,419,478	$10,824,869

†	The Fund received $2,130,903, $1,458,245, $275,490 and $184 for Class A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class 1 Shares[1]	2011[2]

Net asset value, beginning of period	$13.71

Income (loss) from operations:
Net investment income	0.28
Net realized and unrealized loss	(0.41)
Total loss from operations	(0.13)

Less distributions from:
Net investment income	(0.31)
Total distributions	(0.31)

Net asset value, end of period	$13.27
Total return[3]	(0.84)%

Net assets, end of period (millions)	$1,232

Ratios to average net assets:
Gross expenses[4]	1.05%
Net expenses[4,5,6,7]	0.90
Net investment income[4]	3.24

Portfolio turnover rate	83%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 29, 2011 (inception date) to December 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total operating expenses of Class A shares less the 12b-1 differential of 0.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$12.76	$11.80	$9.91	$16.03	$17.06

Income (loss) from operations:
Net investment income	0.36	0.40	0.29	0.30	0.26
Net realized and unrealized gain (loss)	0.54	0.98	2.08	(5.88)	0.88
Proceeds from settlement of a regulatory matter	—	0.02	—	—	—
Total income (loss) from operations	0.90	1.40	2.37	(5.58)	1.14

Less distributions from:
Net investment income	(0.39)	(0.44)	(0.48)	(0.09)	(0.26)
Net realized gains	—	—	—	(0.45)	(1.91)
Total distributions	(0.39)	(0.44)	(0.48)	(0.54)	(2.17)

Net asset value, end of year	$13.27	$12.76	$11.80	$9.91	$16.03
Total return[2]	7.14%	12.22%[3]	24.77%	(35.59)%	6.77%

Net assets, end of year (millions)	$2,067	$1,364	$1,378	$1,248	$2,300

Ratios to average net assets:
Gross expenses	1.27%	1.18%	1.19%[4]	1.12%	1.07%
Net expenses[5]	1.16 [6,7]	1.18	1.19 [4]	1.12	1.07
Net investment income	2.75	3.40	2.77	2.19	1.50

Portfolio turnover rate	83%	60%	142%[8]	147%[8]	189%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.05%. Class A received $2,130,903 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.18% for the year ended December 31, 2009.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% and 164% for the years ended December 31, 2009 and 2008, respectively.

[9]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$12.57	$11.63	$9.75	$15.84	$16.91

Income (loss) from operations:
Net investment income	0.27	0.32	0.22	0.22	0.16
Net realized and unrealized gain (loss)	0.53	0.97	2.05	(5.79)	0.87
Proceeds from settlement of a regulatory matter	—	0.09	—	—	—
Total income (loss) from operations	0.80	1.38	2.27	(5.57)	1.03

Less distributions from:
Net investment income	(0.30)	(0.44)	(0.39)	(0.07)	(0.19)
Net realized gains	—	—	—	(0.45)	(1.91)
Total distributions	(0.30)	(0.44)	(0.39)	(0.52)	(2.10)

Net asset value, end of year	$13.07	$12.57	$11.63	$9.75	$15.84
Total return[2]	6.38%	12.28%[3]	23.88%	(35.96)%	6.16%

Net assets, end of year (millions)	$197	$164	$209	$236	$512

Ratios to average net assets:
Gross expenses	1.96%	1.85%	1.85%[4]	1.70%	1.64%
Net expenses[5]	1.82 [6,7]	1.85	1.85 [4]	1.70	1.64
Net investment income	2.10	2.70	2.11	1.58	0.93

Portfolio turnover rate	83%	60%	142%[8]	147%[8]	189%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.48%. Class B received $1,458,245 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.85% for the year ended December 31, 2009.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.82%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% and 164% for the years ended December 31, 2009 and 2008, respectively.

[9]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

22	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$12.62	$11.67	$ 9.76	$15.88	$16.96

Income (loss) from operations:
Net investment income	0.24	0.30	0.21	0.19	0.13
Net realized and unrealized gain (loss)	0.54	0.98	2.05	(5.80)	0.87
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—
Total income (loss) from operations	0.78	1.29	2.26	(5.61)	1.00

Less distributions from:
Net investment income	(0.28)	(0.34)	(0.35)	(0.06)	(0.17)
Net realized gains	—	—	—	(0.45)	(1.91)
Total distributions	(0.28)	(0.34)	(0.35)	(0.51)	(2.08)

Net asset value, end of year	$13.12	$12.62	$11.67	$9.76	$15.88
Total return[2]	6.28%	11.31%[3]	23.75%	(36.09)%	5.98%

Net assets, end of year (millions)	$238	$235	$244	$236	$506

Ratios to average net assets:
Gross expenses	1.99%	1.99%	1.96%[4]	1.90%	1.82%
Net expenses[5]	1.96 [6,7]	1.99	1.96 [4]	1.88 [6,8]	1.80 [6,8]
Net investment income	1.89	2.59	2.00	1.41	0.78

Portfolio turnover rate	83%	60%	142%[9]	147%[9]	189%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.22%. Class C received $275,490 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.96% for the year ended December 31, 2009.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total operating expenses to 1.79% for Class C shares until May 1, 2008.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% and 164% for the years ended December 31, 2009 and 2008, respectively.

[10]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$13.02	$12.03	$10.12	$16.32	$17.33

Income (loss) from operations:
Net investment income	0.40	0.46	0.32	0.35	0.33
Net realized and unrealized gain (loss)	0.56	0.99	2.13	(6.00)	0.89
Total income (loss) from operations	0.96	1.45	2.45	(5.65)	1.22

Less distributions from:
Net investment income	(0.43)	(0.46)	(0.54)	(0.10)	(0.32)
Net realized gains	—	—	—	(0.45)	(1.91)
Total distributions	(0.43)	(0.46)	(0.54)	(0.55)	(2.23)

Net asset value, end of year	$13.55	$13.02	$12.03	$10.12	$16.32
Total return[2]	7.51%	12.39%	25.13%	(35.37)%	7.13%

Net assets, end of year (millions)	$142	$41	$9	$4	$8

Ratios to average net assets:
Gross expenses	0.83%	0.89%	0.94%[3]	0.81%	0.77%
Net expenses[4]	0.81 [5,6,7]	0.89 [6]	0.93 [3,6,7]	0.78 [7,8]	0.74 [7,8]
Net investment income	3.07	3.84	3.00	2.54	1.85

Portfolio turnover rate	83%	60%	142%[9]	147%[9]	189%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.93% for the year ended December 31, 2009.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.83%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]

As a result of an expense limitation arrangement, effective September 18, 2009 through April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10% through April 29, 2011.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total operating expenses to 0.74% for Class I shares until May 1, 2008.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% and 164% for the years ended December 31, 2009 and 2008.

[10]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

24	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Equity Income Builder Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	25

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Common stocks	$3,505,341,127	—	$0	*	$3,505,341,127
Convertible preferred stocks	116,766,722	—	—		116,766,722
Master limited partnership	65,740,964	—	—		65,740,964
Asset-backed securities	—	$2	—		2
Convertible bonds & notes	—	43,200,000	—		43,200,000
Corporate bonds & notes	—	38,922,484	—		38,922,484
Total long-term investments	$3,687,848,813	$82,122,486	$0	*	$3,769,971,299
Short-term investments†	—	98,431,000	—		98,431,000
Total investments	$3,687,848,813	$180,553,486	$0	*	$3,868,402,299

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Common Stocks
Balance as of December 31, 2010	$0	*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	7,680
Purchases	—
Sales	(7,680)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2011	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011[1]	$7,680

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

26	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Notes to financial statements (cont’d)

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	27

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

28	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Notes to financial statements (cont’d)

(g) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$13	—	$(13)
(b)	4,184,258	$(4,184,258)	—

(a)	Reclassifications are primarily due to non-deductible reorganization costs for tax purposes.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of certain securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	29

and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

Effective April 29, 2011, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total operating expenses for Class A shares less the 12b-1 differential of 0.25%, and the ratios of expenses to average net assets of Class A, Class B, Class C and Class I shares did not exceed 1.15%, 1.82%, 1.95% and 0.83%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

Prior to April 29, 2011, as a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10% through April 29, 2011.

During the year ended December 31, 2011, fees waived and/or expenses reimbursed amounted to $3,608,999.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if

30	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Notes to financial statements (cont’d)

redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

The Fund’s Class 1 shares are closed to all purchases and incoming exchanges (excluding reinvestments of dividends and distributions).

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold these shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the year ended December 31, 2011, LMIS and its affiliates received sales charges of approximately $595,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$5,000	$244,000	$16,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of December 31, 2011, the Fund had accrued $26,085 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,695,278,182
Sales	2,586,827,369

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	31

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$157,347,058
Gross unrealized depreciation	(185,160,130)
Net unrealized depreciation	$(27,813,072)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended December 31, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1*	—	$2,418,203
Class A	$4,575,262	4,831,008
Class B	1,487,995	893,912
Class C	2,358,115	546,901
Class I	—	69,493
Total	$8,421,372	$8,759,517

*	For the period April 29, 2011 (inception date) to December 31, 2011.

For the year ended December 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1*	$1,182,299
Class A	2,082,498
Class B	261,961
Class C	71,365
Class I	10,876
Total	$3,608,999

*	For the period April 29, 2011 (inception date) to December 31, 2011.

32	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Investment Income:
Class 1*	$29,151,777	—
Class A	56,321,564	$48,244,635
Class B	4,667,029	6,497,274
Class C	5,159,237	6,447,500
Class I	3,602,829	1,017,660
Total	$98,902,436	$62,207,069

*	For the period April 29, 2011 (inception date) to December 31, 2011.

7. Shares of beneficial interest

At December 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class 1*
Shares issued on reinvestment	2,282,460	$29,151,794	—	—
Shares repurchased	(7,225,224)	(93,389,937)	—	—
Shares issued with merger	97,799,619	1,340,482,237	—	—
Net increase	92,856,855	$1,276,244,094	—	—

Class A
Shares sold	32,724,087	$426,796,348	9,820,202	$117,357,184
Shares issued on reinvestment	4,294,475	55,272,521	3,970,147	47,053,252
Shares repurchased	(27,269,743)	(353,296,808)	(23,769,809)	(282,959,030)
Shares issued with merger	39,143,491	536,515,662	—	—
Net increase (decrease)	48,892,310	$665,287,723	(9,979,460)	$(118,548,594)

Class B
Shares sold	836,664	$10,852,151	1,145,552	$13,465,010
Shares issued on reinvestment	363,005	4,597,867	554,180	6,363,888
Shares repurchased	(5,909,108)	(75,498,989)	(6,645,816)	(77,818,131)
Shares issued with merger	6,731,744	90,791,475	—	—
Net increase (decrease)	2,022,305	$30,742,504	(4,946,084)	$(57,989,233)

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	33

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Class C
Shares sold	4,273,682	$54,798,007	3,212,536	$38,267,912
Shares issued on reinvestment	385,254	4,910,979	532,117	6,236,129
Shares repurchased	(5,143,268)	(65,886,896)	(6,000,250)	(70,529,852)
Net decrease	(484,332)	$(6,177,910)	(2,255,597)	$(26,025,811)

Class I
Shares sold	9,371,201	$124,577,674	3,154,354	$38,532,289
Shares issued on reinvestment	241,689	3,174,183	66,928	817,872
Shares repurchased	(2,837,636)	(37,223,009)	(749,362)	(9,173,027)
Shares issued with merger	530,138	7,415,963	—	—
Net increase	7,305,392	$97,944,811	2,471,920	$30,177,134

*	For the period April 29, 2011 (inception date) to December 31, 2011.

8. Transfer of net assets

At the close of business on April 29, 2011, the Fund acquired substantially all of the assets of Legg Mason ClearBridge Dividend Strategy Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of Legg Mason ClearBridge Dividend Strategy Fund	Total Net Assets of the Fund
Legg Mason ClearBridge Dividend Strategy Fund	144,204,992	$1,975,205,337	$2,144,865,938

As part of the reorganization, for each share they held, shareholders of the Acquired Fund’s Class A, Class B, Class I and Class 1 received 0.976537, 0.903322, 0.952734 and 1.014314 shares of the Fund’s Class A, Class B, Class I and Class 1 shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $51,602,606, accumulated net realized loss of $1,414,062 and overdistributed net investment income of $73,873. Total net assets of the Fund immediately after the transfer were $4,120,071,275. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2011, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$98,106,527
Net realized gain	716,630,473
Change in net unrealized appreciation (depreciation)	(552,039,593)
Increase in net assets from operations	$262,697,407

34	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Notes to financial statements (cont’d)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on April 29, 2011.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$98,902,436	$62,207,069

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$3,556,933
Capital loss carryforward*	(531,033,640)
Other book/tax temporary differences(a)	(13,350,620)
Unrealized appreciation (depreciation)(b)	(27,832,664)
Total accumulated earnings (losses) — net	$(568,659,991)

*	During the taxable year ended December 31, 2011, the Fund utilized $ 211,733,430 of its capital loss carryforward available from prior years. As of December 31, 2011, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2015	$(310,025)
12/31/2016	(7,760,599)
12/31/2017	(522,963,016)
$(531,033,640)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to non-deductible offering costs, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and book/tax differences in the treatment of certain securities.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	35

breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the Court on October 20, 2011, terminating the litigation.

11. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for

36	Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report

Notes to financial statements (cont’d)

measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Legg Mason ClearBridge Equity Income Builder Fund 2011 Annual Report	37

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Equity Income Builder Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Equity Income Builder Fund as of December 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2012

38	Legg Mason ClearBridge Equity Income Builder Fund

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Advisors, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services.

Legg Mason ClearBridge Equity Income Builder Fund	39

The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional equity income funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2011. The Fund performed below the median for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2011, which showed that the Fund’s performance was better than the Lipper category average during the third quarter and for the one-, three-, five- and ten-year periods ended September 30, 2011. The Trustees noted that the Fund had changed its investment objective, investment policies and investment strategies, effective in December 2009, and that a new portfolio management team

40	Legg Mason ClearBridge Equity Income Builder Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

assumed responsibility for managing the Fund in August 2009. The Trustees noted that much of the performance data was for periods during which the Fund followed a different investment strategy and had a different portfolio management team. The Trustees also noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward, which was reflected in the Fund’s performance for the third quarter ended September 30, 2011. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 12 retail front-end load equity income funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load equity income funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee

Legg Mason ClearBridge Equity Income Builder Fund	41

was higher than the median of management fees paid by the funds in the Expense Group and higher than the average management fee paid by the funds in the Expense Universe, and the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group but lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted that the Manager’s fee waiver and/or expense reimbursement arrangement would continue until December 31, 2013.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

42	Legg Mason ClearBridge Equity Income Builder Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason ClearBridge Equity Income Builder Fund	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Equity Income Builder Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

44	Legg Mason ClearBridge Equity Income Builder Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Equity Income Builder Fund	45

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

46	Legg Mason ClearBridge Equity Income Builder Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason ClearBridge Equity Income Builder Fund	47

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

48	Legg Mason ClearBridge Equity Income Builder Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason ClearBridge Equity Income Builder Fund	49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2011:

Record date:	3/30/2011	Quarterly
Payable date:	3/31/2011	June 2011- December 2011
Ordinary income:
Qualified dividend income for individuals	97.98%	100.00%
Dividends qualifying for the dividends
received deduction for corporations	88.37%	94.65%

Please retain this information for your records.

Legg Mason ClearBridge

Equity Income Builder Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Equity Income Builder Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Equity Income Builder Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Equity Income Builder Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individual investors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0420 2/12 SR12-1567

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,000 in 2010 and $65,600 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,250 in 2010 and $19,100 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	February 28, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	February 28, 2012